UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2021

New Mountain Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NMFC	NASDAQ Global Select Market
5.75% Notes due 2023	NMFCL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

Redemption of 5.75% Notes due 2023

On February 5, 2021, New Mountain Finance Corporation (the “Company”) caused notices to be issued to the holders of its 5.75% Notes due 2023 (CUSIP 647551 209; NASDAQ: NMFCL) (the “Notes”) regarding the Company’s exercise of its option to redeem all of the issued and outstanding Notes, pursuant to Section 1104 of the Base Indenture, dated as of August 20, 2018, by and between the Company and U.S. Bank National Association, as trustee, and Section 1.01(h) of the Second Supplemental Indenture dated as of September 25, 2018. The Company will redeem all $51,750,000 in aggregate principal amount of the Notes on March 8, 2021 (the “Redemption Date”). The Notes will be redeemed at 100% of their principal amount ($25 per Note), plus the accrued and unpaid interest thereon from January 1, 2021, through, but excluding, the Redemption Date. A copy of the notice of redemption is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Prepayment of 5.313% Senior Notes due 2021

On February 5, 2021, the Company caused notices to be issued to the holders of its 5.313% Senior Notes due 2021 (the “2021 Private Notes”) regarding the Company's exercise of its option to prepay $90,000,000 in aggregate principal amount of issued and outstanding 2021 Private Notes, which represent the entire amount of 2021 Private Notes outstanding, pursuant to Section 8.2 of the Company's Amended and Restated Note Purchase Agreement, dated as of September 30, 2016, by and among the Company and the purchasers' signatory thereto. The Company will prepay all $90,000,000 in aggregate principal amount of the 2021 Private Notes on February 16, 2021 (the “Prepayment Date”). The 2021 Private Notes will be prepaid at 100% of their principal amount, plus the accrued and unpaid interest thereon from November 15, 2020, through, but excluding, the Prepayment Date on February 16, 2021.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Notice of Redemption of 5.75% Notes due 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

Date: February 5, 2021	By:	/s/ Karrie J. Jerry
		Name:	Karrie J. Jerry
		Title:	Corporate Secretary